                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A
                     INDIVIDUAL VARIABLE RETIREMENT ANNUITY
                                    CONTRACT
                       SUPPLEMENT DATED NOVEMBER 8, 2000
                                       TO
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 7, 2000


     Effective November 1, 2000 American General Life Insurance Company is amending the prospectus and its related statement of additional information for the sole purpose of reflecting a change in the principal underwriter of the Contracts.

     On page 26 of the prospectus, the first paragraph of the section titled "SALES AND ADMINISTRATIVE EXPENSES" is deleted in its entirety and replaced with the following:

SALES AND ADMINISTRATIVE EXPENSES

American General Distributors, Inc. ("AGDI") acts as principal underwriter and distributor with respect to the Contracts. AGDI is an affiliate of AGL. AGL performs all administrative functions and pays all administrative expenses with respect to the Contracts. These expenses include but are not limited to salaries, rents, postage, telephone, travel, legal, actuarial and accounting fees, office equipment and stationery. For these services, AGL deducts a maximum fee equal to 8.75% of each Periodic Payment received. This deduction consists of 6.75% for sales expenses and 2% for administrative expenses.

     On page 39 of the prospectus, the section titled "DISTRIBUTION ARRANGEMENTS" is deleted in its entirety and replaced with the following:

                           DISTRIBUTION ARRANGEMENTS

AGL offers the Contracts on a continuous basis. Sales of the Contracts are conducted by American General Securities Incorporated ("AGSI"), a broker-dealer that is a wholly-owned subsidiary of AGL.

AGDI is the principal underwriter and distributor of the Contracts. Before November 1, 2000 AGSI served in this role. For a period of time you may receive written information from us that identifies AGSI as the distributor of the Contracts.

AGDI is an affiliate of AGL. AGL, in turn, is an indirect, wholly-owned subsidiary of American General Corporation, a diversified financial services holding company engaged primarily in the insurance business. American General Financial Group is the marketing name for American General Corporation and its subsidiaries. AGDI's principal office is 2929 Allen Parkway, Houston, Texas

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77019-2191. AGDI was organized as a Delaware corporation on June 24, 1994 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AGDI is also the principal underwriter for AGL's Separate Accounts A and VL-R, as well as the underwriter for various separate accounts of other AGL affiliates. These separate accounts are registered investment companies. AGDI, as the principal underwriter, is not paid any fees on the Contracts.

     On page 4 of the statement of additional information, the section titled "PRINCIPAL UNDERWRITER" is deleted in its entirety and replaced with the following:

                             PRINCIPAL UNDERWRITER

American General Distributors, Inc. ("AGDI") is the principal underwriter and distributor of the Contracts. Before November 1, 2000 American General Securities Incorporated ("AGSI") served in this role. AGSI is our subsidiary broker-dealer.

AGDI is an affiliate of AGL. In the states of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI's principal office is at 2929 Allen Parkway, Houston, Texas 77019-2191. AGDI was organized as a Delaware corporation on June 24, 1994 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGDI is also the principal underwriter for AGL's Separate Accounts D and VL-R, as well as the underwriter for various separate accounts of other AGL affiliates. These separate accounts are registered investment companies.

AGDI, as the principal underwriter and distributor, is not paid any fees on the Contracts. As principal underwriter and distributor of the Contracts, AGSI did not receive any compensation from AGL for any of the past three years. No other affiliate of AGL receives any profit or benefit in connection with the purchase or sale of shares of the underlying mutual fund by Separate Account A.

AGL offers the securities under the Contracts on a continuous basis.

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